UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2010

CARBON GREEN INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52874
(Commission File Number)

20-4126700
(IRS Employer Identification No.)

Trnavska Cesta 50, 7th Floor, Bratislava 82102, Slovak Republic
(Address of principal executive offices and Zip Code)

421. 903.556.778
(Registrant’s telephone number, including area code)

Vysoka 26, Bratislava 81106, Slovak Republic
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Effective January 15, 2010, we closed a share purchase transaction with CBp Carbon Industries, Inc. whereby we acquired all of the issued and outstanding shares of its wholly-owned subsidiary, Greenwood Commerce Ltd. (“Greenwood”). Our determination to treat the acquisition of Greenwood as a reverse acquisition resulted in a change of our independent principal accountant, such that, effective March 15, 2010, PMB Helin Donovan, LLP (“PMB”), was dismissed as our principal independent accountant and we engaged BDO Limited as our principal independent accountant.

PMB’s report on our financial statements dated July 29, 2009 for the two most recent fiscal years ended April 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that PMB’s report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended April 30, 2009 and 2008 and in the subsequent interim periods through the effective date of dismissal on March 15, 2010, there were no disagreements, resolved or not, with PMB on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PMB would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the two most recent fiscal years ended April 30, 2009 and 2008 and in the subsequent interim periods through the effective date of dismissal of PMB on March 15, 2010, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided PMB with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from PMB dated June 1, 2010 is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years ended April 30, 2009 and 2008, and the subsequent interim periods through the effective date of appointment of BDO Limited on March 15, 2010, we had not, nor had any person on our behalf, consulted with BDO Limited regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had BDO Limited provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former principal independent accountant.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

16.1	Letter from PMB Helin Donovan, LLP, dated June 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBON GREEN INC.

By:	/s/ Kenneth Lee
Name:	Kenneth Lee
Title:	Vice-President Finance
Dated:	June 1, 2010